Inventories, net	12 Months Ended
May 31, 2024
Inventories, net
Inventories, net

Note 3. Inventories, net

Inventories, net of write-offs had a zero balance for the fiscal years ended May 31, 2024 and 2023.

During the first quarter of fiscal year 2023, the Company reviewed purchase commitments made by its manufacturing partner, Samsung, under the master agreement between the Company and Samsung, and its vendors for specialized raw materials for which the

Company made a prepayment in the amount of approximately $2.7 million in the third quarter of fiscal year 2022, which was recorded as prepaid expenses in the consolidated financial statements as of May 31, 2022.

In October 2022, the Company voluntarily withdrew its rolling BLA submission after concluding that a significant risk existed that the BLA would not receive FDA approval due to the inadequate process and performance by its former CRO around the monitoring and oversight of the clinical data from its trials. Following this decision, the Company’s remaining inventories no longer qualified for capitalization as pre-launch inventories. During the three months ended November 30, 2022, the Company charged-off the remaining raw material resin and work-in-progress bulk product inventories of approximately $16.3 million and $1.7 million, respectively.